Exhibit 10.10

Security Agreement for Senior Note dated October 5, 2002 in the amount of $362,500 between NatureWell, Incorporated ("Debtor") and James R. Arabia ("Holder").

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is made as of October 5, 2002 between NatureWell, Incorporated, a Delaware corporation ("Debtor"), and James
R. Arabia, an individual ("Secured Party"), who agree as follows:

      1. Recitals This Agreement is entered into in contemplation of the following facts and circumstances:

           a. Debtor has executed and delivered to Secured Party that certain Senior Note made of even date herewith in the original principal amount of $362,500 and all accrued and unpaid interest and all amendments and addendums thereto (the"Senior Note").

           b. Debtor has agreed to secure its performance under the Senior Note by giving Secured Party a security interest in the Collateral (as defined below).

      2. GRANT OF SECURITY INTEREST. As security for Debtor's performance of each and all of its obligations under the Senior Note, Debtor hereby grants and assigns to Secured Party a security interest in all of Debtor's right, title, and interest in and to the assets more particularly described on
Schedule 1 attached hereto and incorporated herein by this reference (collectively, the "Collateral"). Debtor hereby consents to the filing of UCC Statements by the Secured Party to reflect the security interest.

       3. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Debtor represents, warrants, and covenants to Secured Party as follows:

            a. Debtor owns the Collateral and has the requisite right, power, and authority to encumber, assign, and deliver the Collateral to Secured Party or its designated agent, as required by the terms and provisions of this Agreement, and such assignment and delivery will be free and clear of all prior claims, liens, security interests, charges, and encumbrances of any kind and nature, except those in favor of Secured Party.

            b    No consent or approval (other than any which may be incidental to any filing with a filing officer to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity of the rights created hereunder, or (ii) required prior to the assignment, transfer, and delivery of any of the Collateral to Secured Party (or any agent designated by Secured Party).

             c. No material dispute, right to setoff, counterclaim, or defense exists with respect to all or any part of the Collateral.

             d. This Agreement constitutes the legal, valid, and binding obligation of Debtor, enforceable against Debtor and the Collateral in accordance with its provisions (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency, or other similar laws affecting creditors' rights generally).

             e. Debtor keeps and shall continue to keep all of his books and records concerning the Collateral and all of his other books and records at the address listed below, unless written notice to the contrary is given by the Debtor to Secured Party. All books, records, and documents relating to the Collateral are and will be genuine and in all respects what they purport to be.

        4. DELIVERY AND PERFECTION. Concurrently with the execution of this Agreement, Debtor shall execute and deliver to Secured Party a UCC-l Financing Statement in the form and content of Schedule 2 attached hereto and incorporated herein by this reference, and such other UCC-l Financing Statements describing the Collateral to be filed with the office of the Delaware Division of Corporations and with the appropriate office in such other states as Secured Party may deem necessary or advisable. In addition, Debtor shall execute such further documents and instruments, and do such further acts as Secured Party may reasonably request from time to time in order to protect and perfect its security interest in the Collateral.

        5. DISPOSITION OF COLLATERAL. Debtor shall not, without Secured Party's prior written consent, exchange, sell, transfer, further encumber or dispose of the Collateral or any rights therein, whether by cancellation, reissuance, or otherwise; cause or permit any compromise, adjustment, amendment, modification, settlement, substitution, dissolution, or termination of or in connection with the Collateral; or allow anything to be done that might impair, or fail to do anything necessary or advisable to preserve, the value of the Collateral and Secured Party's interest in the same.

        6. FILING OF GOVERNMENT REPORTS. Debtor shall prepare and file all schedules, reports, returns, and/or other data required by local, state, or federal authorities with respect to taxes or other charges against the Collateral, and pay, when due, all taxes and claims arising in connection with the Collateral.

        7. RECORDS AND REPORTS. Debtor shall allow Secured Party and its officers, agents, attorneys, and accountants, to examine and copy any and all of the Debtor's books, records, or other documents relating to the Collateral at any time after reasonable notice during Debtor's business hours.

        8.   DEFAULT.   The following shall constitute a default by Debtor
hereunder:

             a.   The occurrence of any default under the Senior Note;

             b. Any warranty, representation, or other statement made or furnished by Debtor hereunder is found to be untrue or false; or

             c. The failure of Debtor to punctually perform and otherwise fulfill or comply with any of its covenants, duties, obligations, and responsibilities under this Agreement, the Senior Note, or under any other agreement, obligation, or undertaking between Debtor and Secured Party.

         9. RIGHTS AND REMEDIES. Upon default by Debtor, Secured Party shall immediately notify Debtor in writing, which writing shall specify in detail the nature of such default, and shall state that Debtor has failed to cure such default within ten (10) days after written notice. On the occurrence of any default hereunder, Secured Party shall be entitled to all rights and remedies provided for under law. Such rights of Secured Party shall be cumulative, and the exercise of any right by Secured Party shall not affect or impair other rights which Secured Party may have under this Agreement or at law. In accordance with the foregoing, and without limitation, Secured Party shall be entitled to:

              a. Take or keep possession of the Collateral and protect the same;

              b. If Secured Party is not then in possession of the Collateral, to require Debtor or any other person in possession of the Collateral to assemble it and make it available to Secured Party at a reasonably convenient place, to be designated by Secured Party;

              c. Retain the Collateral in full satisfaction of Debtor's obligations or dispose of the Collateral by public or private sale and apply the proceeds in total or partial satisfaction of Debtor's obligations to Secured Party and for Secured Party's costs (including, without limitation, reasonable attorneys' fees and costs) incurred in proceeding under this paragraph.

               e. Declare any or all amounts owing to Secured Party under the Senior Note, this Agreement, or otherwise to be immediately due and payable; Reduce any claim against Debtor to judgment and enforce any such judgment against Debtor;

               f. Take such steps as it may deem reasonably appropriate to foreclose upon or otherwise enforce the security interest(s) and lien of this Agreement to secure payment and performance of the Debtor's obligations under the Senior Note and this Agreement; and

                g. Exercise any and all other rights and remedies available at law or equity or otherwise to Secured Party under this Agreement.

           10. FULL PAYMENT. Upon payment in full by Debtor to Secured Party of all amounts due and payable under the Senior Note and this Agreement Secured Party shall have no further right or interest in or to the Collateral.

           11.   MISCELLANEOUS.

                 a. ENTIRE AGREEMENT. This Agreement fully and completely expresses the entire agreement between the parties hereto with respect to the subject matter hereof. There are no writings, conversations, representations, warranties, or agreements, which the parties intend to be a part hereof except as expressly set forth in this Agreement or to be set forth in the instruments or other documents delivered or to be delivered hereunder. This Agreement represents the entire agreement between the parties hereto and supersedes any and all previous written or oral agreements or discussions between the parties and any other person or legal entity concerning the transactions contemplated herein.

                 b. REMEDIES. Each of the parties to this Agreement shall be entitled to specifically enforce its rights under this Agreement, recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that the assets and other matters that are the subject of this Agreement are unique and that money damages will not be an adequate remedy for any breach of certain of the provisions of this Agreement relating to the assets and other matters and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

                  c. AMENDMENTS AND WAIVERS. No change in, amendment to, waiver, or termination of this Agreement, or any part hereof, shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

                  d. NO THIRD PARTY BENEFIT. The parties acknowledge and agree that the provisions of this Agreement are for the sole benefit of the parties hereto, and are not for the benefit, directly or indirectly, of any other person or entity.

                   e. GOVERNING LAW. The validity of this Agreement and any of its terms or provisions, as well as the rights and duties of the parties hereunder, shall be interpreted and construed pursuant to and in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof.

                   f. HEADINGS. Paragraph headings have been inserted in this Agreement as a matter of convenience only; such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

                   g. SEVERABILITY. If any one or more of the provisions of this Agreement are held to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

                    h. TIME OF THE ESSENCE. Time is hereby expressly made of the essence with respect to the performance and/or satisfaction of each of the provisions and conditions of this Agreement.

                    i. GENDER AND NUMBER. Wherever the context so requires, all words used in the singular shall be construed to include the plural, and vice versa, and words of any gender shall include any other gender.

                     j. NOTICES. No notice, request, demand, instruction, or other documents to be given hereunder to any party shall be effective for any purpose unless personally delivered to the person at the appropriate address set forth below (in which event, such notice shall be deemed effective only upon such delivery) or when delivered by mail, sent by registered or certified mail, return receipt requested, as follows:

If to Debtor:        7855 Ivanhoe Avenue, Ste. 322
                     La Jolla, California 92037


If to Secured Party: /Illegible/

Notice given by mail shall be deemed to have been given 48 hours after the deposit in any United States post office box in the state to which the notice is addressed, or 96 hours after deposit of same in any such post office box other than in the state to which the notice is addressed, postage prepaid, addressed as set forth above. Notice shall not be deemed given unless and until, under the preceding sentence, notice shall be deemed given to all addressees to whom notice must be sent. The addresses and addressees for the purpose of this paragraph may be changed by giving written notice of such change in the manner herein provided for giving notice.

                    k. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided, this Agreement, and each of its provisions, covenants, and conditions, shall apply to, bind, and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, transferees, successors-in-interest, and assigns.

                    l. FURTHER ASSURANCES. Each party shall perform or cause to be performed any further acts and execute and deliver any documents that may be reasonably necessary or advisable to carry out the provisions of this Agreement.

                    m. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.

                          DEBTOR:

                          NatureWell, Incorporated,
                          a Delaware corporation

                          By:  /S/ Donald Brucker
                               ----------------------
                               Donald Brucker, Senior Vice President



                            SECURED PARTY:

                               /S/ James Arabia
                               ----------------------
                               James R. Arabia


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SCHEDULE 1


                               ASSETS

All of the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof:

All personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications, formulations and schematics.

The Debtor acknowledges and agrees that, in applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of revised Article 9 of the Uniform Commercial Code approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9"), the foregoing collateral description covers all assets of the Debtor.


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SCHEDULE 2

UCC-1 FINANCING STATEMENT


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